BLACKROCK FUNDSSM

BlackRock Health Sciences Opportunities Portfolio

(the “Fund”)

Supplement dated June 26, 2023 to the Statement of Additional Information (“SAI”) of the Fund, dated

September 28, 2022, as supplemented to date

Effective June 27, 2023, the following changes are made to the Fund’s SAI:

The section entitled “Management, Advisory and Other Service Arrangements — Information Regarding the Portfolio Managers” is revised as follows:

The first paragraph is deleted in its entirety and replaced with the following:

Erin Xie, PhD and Xiang Liu, PhD are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund.

The sub-section entitled “Other Funds and Accounts Managed” is deleted in its entirety and replaced with the following:

The following table sets forth information about the funds and accounts other than the Fund for which the Fund’s portfolio managers are primarily responsible for the day-to-day portfolio management as of the Fund’s fiscal year ended May 31, 2022.

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Xie, PhD	5 $3.31 Billion	3 $14.74 Billion	1 $1.82 Billion	0 $0	1 $32.71 Million	1 $1.82 Billion
Xiang Liu, PhD	5 $3.31 Billion	2 $14.71 Billion	1 $1.82 Billion	0 $0	0 $0	1 $1.82 Billion

The sub-section entitled “Portfolio Manager Beneficial Holdings” is deleted in its entirety and replaced with the following:

As of May 31, 2022, the end of the Fund’s most recently completed fiscal year, the dollar range of securities beneficially owned by the portfolio managers in the Fund is shown below:

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned
Erin Xie, PhD	Over $1 Million
Xiang Liu, PhD	$100,001-$500,000

The last two sentences of the first paragraph of the sub-section entitled “Portfolio Manager Potential Material Conflicts of Interest” are deleted in their entirety and replaced with the following:

It should also be noted that Drs. Xie and Liu may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Drs. Xie and Liu may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

Shareholders should retain this Supplement for future reference.